UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PUGIX

Putnam Global Utilities Fund

Annual report 8 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of utilities companies worldwide.

Putnam
Global Utilities
Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	43

About the Trustees	44

Officers	46

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers low-volatility funds and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the utilities sector for over 20 years

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Global Utilities Fund pursues both capital growth and current income through investments in the utilities sector. The fund targets industries that can profit from the global demand for utilities. It can invest in bonds as well as stocks, in both domestic and international markets, and across several industries with varying degrees of regulation.

The fund, which is part of Putnam’s suite of global sector funds, invests in utilities and their related industries in markets around the world.

Although the fund’s portfolio can include businesses of all sizes and at different stages of growth, established corporations are the norm in the utilities sector. Utilities have a history of consistent dividend payouts to investors. Their securities are valued as an alternative to bonds, especially during periods of low interest rates, when investors look outside the bond market for income.

The fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries, such as electric power and natural gas. Guided by this approach, the fund’s manager is committed to finding rewarding opportunities for income and growth by anticipating developments that affect the utilities sector worldwide. The manager conducts intensive research with support from analysts on Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Michael R. Yogg Ph.D., CFA

The fund underperformed both its benchmark and Lipper peers during the past 12 months. What factors drove that performance?

It was a challenging period for the utilities sector, and this contributed to the fund’s disappointing return. The earthquake, tsunami, and nuclear disasters that struck Japan on March 11, 2011, had the most significant effects on performance. These catastrophic events spawned a worldwide negative reaction to nuclear power, and this negatively affected our nuclear-related holdings. We also were underweight to Europe during the period, and this hurt the fund’s relative performance as European utilities outperformed for a portion of the period. Stock selection also detracted from performance among our European holdings. In 2010, European utilities had underperformed for an extended period because of weak power markets, sovereign debt concerns, and the threat of taxation of generation facilities in several European countries. The stocks of many of these same utilities rebounded early in 2011 as these concerns receded somewhat.

How did you alter your strategy in the wake of the Japan catastrophe?

We held an overweight position in Japan at the time of the disaster in March, although we were underweight Japanese electric utilities. Even so, the Japanese disaster generated significant losses for the portfolio because of our large position in Tokyo Electric Power [TEPCO]. This was the top holding and largest detractor in the fund for the annual period. We sold off the position in TEPCO as soon as we could. As a result, we are now underweight to the nuclear industry within the portfolio.

Following Japan’s nuclear catastrophe, governments and regulators around the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

world took steps to ensure the safety of nuclear plants, and I believe that nuclear power is likely to remain critical to electric utilities. While these regulations will likely increase costs for the nuclear industry, I believe they will not hamper power-plant operations or reduce profitability to a significant degree. Any new costs for operation of regulated plants would likely be directly passed along to customers, while unregulated plants would need to absorb the costs.

Which holdings contributed to the portfolio’s performance?

The fund’s overweight position in Ameren helped performance. This utility provides electricity and gas to customers in Illinois and Missouri. As the regulatory environment in these states improved, Ameren’s shares increased in value.

The fund’s performance was also aided by an overweight to Fortum, a Finnish energy generator. This was due to improved conditions in the Nordic market. Fortum shares appreciated as a result during the period.

The portfolio’s overweight position in Hong Kong-based Power Assets Holdings also helped performance. Power Assets invests in electricity generation, transmission, and distribution, as well as renewable energy and gas distribution. It operates in the United Kingdom, Australia, New Zealand, mainland China, Canada, and Thailand.

What were some examples of holdings that detracted from performance?

As I mentioned, TEPCO, the owner and operator of the Fukushima Daiichi nuclear power plant in Japan, was the portfolio’s largest holding at the time of the disaster and the top detractor for the annual period. In the days following the disaster, we were able to completely sell all of our TEPCO shares, but at a substantial loss.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

An underweight to Dominion Resources, a power and energy company headquartered in Richmond, Virginia, hurt performance. The company is considered a defensive investment, and we held less of it relative to the benchmark because of its valuation. Dominion shares, however, did well during a period when defensive stocks performed well.

EDF, a Paris-based global utility company, held back performance. The company’s shares suffered from the anti-nuclear power sentiment that followed the disaster in Japan. We were overweight to EDF relative to the benchmark, and this hurt performance.

How did the fund use derivatives during the period?

We used currency forwards to hedge portions of our foreign currency exposures relative to the benchmark. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

What investment opportunities do you see in the power markets today?

During the period, I increased exposure to the power generation markets. Power prices are strengthening, and I anticipate tougher enforcement of rules governing coal-fired plants from the Environmental Protection Agency [EPA], which would force the closure of as much as 66,000 megawatts of total capacity by the end of 2015, or about 6.5% of total U.S. electricity capacity.

Coal plants release mercury, sulfur dioxide, and nitrogen dioxide into the atmosphere.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

If the plant is older, smaller, and less efficient, then it will likely be shut down. Conversely, if a plant is newer, it is likely to be more efficient and cleaner. This will have a particular impact on utilities in the U.S. Midwest and Southeast. I believe power stocks can do better, if not in 2011, then by the end of this fiscal year. Although I do not foresee a strong economy, I believe that there will be better results for the power generation markets.

As we enter the new fiscal year, what is your outlook?

As I mentioned, there may be some improvement in power price futures because of recent moves by the EPA to put pressure on coal power generators to close plants and invest in new pollution-control technology. These new regulations will likely increase costs for power plant operators, and regulated utilities will likely be able to pass those costs on to customers.

In my view, Europe should benefit from strong natural gas prices, as some of Germany’s nuclear power plants remain closed and investors look ahead to Germany’s declared plan to close all nuclear plants by 2021. In Japan, we will maintain a cautious wait-and-see approach on nuclear power generation companies, maintain an underweight to electric utilities, and partially balance this by being slightly overweight to natural gas. Hong Kong utilities have been relatively problem free, with the local companies investing successfully on a global scale.

As for a global view, I am cautious about the U.S. economy because I believe consumers are determined to reduce debt and increase personal savings. U.S. companies are profitable and have cash so they can invest where they see the need, but if consumers are not going to spend, I believe it may impede economic growth, and that may hold back capital spending. In Europe, I remain troubled

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

by the sovereign debt situation. Asia seems quite dynamic, but I believe that it will continue to struggle as Japan, the third-largest economy in the world, recovers from its disaster.

Thank you, Michael, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael R. Yogg has a Ph.D. and an M.A. from Harvard University, and a B.A. from Yale University. A CFA charterholder, he joined Putnam in 1997 and has been in the investment industry since 1978.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.35%	6.05%	5.56%	5.56%	5.56%	5.56%	5.83%	5.65%	6.09%	6.43%

10 years	27.38	20.07	18.16	18.16	18.34	18.34	21.31	17.11	24.29	29.25
Annual average	2.45	1.85	1.68	1.68	1.70	1.70	1.95	1.59	2.20	2.60

5 years	–3.81	–9.31	–7.39	–9.08	–7.30	–7.30	–6.15	–9.42	–4.97	–2.65
Annual average	–0.77	–1.94	–1.52	–1.89	–1.50	–1.50	–1.26	–1.96	–1.01	–0.54

3 years	–18.67	–23.33	–20.46	–22.67	–20.44	–20.44	–19.80	–22.63	–19.23	–18.04
Annual average	–6.66	–8.47	–7.35	–8.21	–7.34	–7.34	–7.09	–8.20	–6.87	–6.42

1 year	–0.04	–5.80	–0.75	–5.60	–0.70	–1.67	–0.45	–3.89	–0.28	0.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper Utility Funds
	MSCI World Utilities Index (ND)	category average*

Annual average (life of fund)	—†	7.87%

10 years	63.24%	67.74
Annual average	5.02	5.11

5 years	–0.60	17.23
Annual average	–0.12	3.12

3 years	–18.34	0.38
Annual average	–6.53	–0.01

1 year	2.50	14.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 76, 72, 62, 44, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,816 and $11,834, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,711. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,429 and $12,925, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.339		$0.252	$0.257	$0.284		$0.313	$0.367

Capital gains	—		—	—	—		—	—

Total	$0.339		$0.252	$0.257	$0.284		$0.313	$0.367

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$10.63	$11.28	$10.58	$10.55	$10.61	$10.99	$10.60	$10.63

8/31/11	10.30	10.93	10.26	10.23	10.29	10.66	10.27	10.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.18%	5.88%	5.38%	5.38%	5.39%	5.39%	5.66%	5.47%	5.91%	6.25%

10 years	29.27	21.83	19.83	19.83	19.99	19.99	23.00	18.65	26.13	31.13
Annual average	2.60	1.99	1.83	1.83	1.84	1.84	2.09	1.72	2.35	2.75

5 years	–6.74	–12.09	–10.28	–11.92	–10.21	–10.21	–9.10	–12.27	–7.96	–5.63
Annual average	–1.39	–2.54	–2.15	–2.51	–2.13	–2.13	–1.89	–2.58	–1.65	–1.15

3 years	–9.60	–14.79	–11.63	–14.08	–11.60	–11.60	–10.98	–14.09	–10.27	–8.91
Annual average	–3.31	–5.20	–4.04	–4.93	–4.03	–4.03	–3.80	–4.94	–3.55	–3.06

1 year	–6.46	–11.85	–7.22	–11.75	–7.12	–8.03	–6.94	–10.22	–6.70	–6.31

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Annualized expense ratio for the six-month period
ended 8/31/11†	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$9.76	$9.76	$8.56	$7.36	$4.96

Ending value (after expenses)	$910.10	$906.90	$907.60	$908.50	$909.50	$911.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.51	$10.31	$10.31	$9.05	$7.78	$5.24

Ending value (after expenses)	$1,018.75	$1,014.97	$1,014.97	$1,016.23	$1,017.49	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Utilities Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the utilities sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of

Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Global Utilities Fund’s class A shares’ return net of fees and expenses was positive over the one-and five-year periods ended December 31, 2010, was negative over the three-year period, exceeded the return of its internal benchmark over the one- and three-year periods, and trailed the return of its internal benchmark over the five-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Utilities Fund (the “fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2011

The fund’s portfolio 8/31/11

COMMON STOCKS (97.3%)*	Shares	Value

Electric utilities (40.2%)
American Electric Power Co., Inc.	158,350	$6,117,061

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	185,000	1,122,804

E.ON AG (Germany)	623,514	13,681,922

EDF (France)	177,703	5,446,635

Edison International	199,945	7,435,955

Enel SpA (Italy)	598,263	2,924,217

Entergy Corp.	104,807	6,834,464

Fortum OYJ (Finland)	252,088	6,784,642

Great Plains Energy, Inc.	156,600	3,061,530

Iberdrola SA (Spain)	457,453	3,376,744

ITC Holdings Corp.	31,000	2,345,460

Kansai Electric Power, Inc. (Japan)	63,500	1,126,085

Kyushu Electric Power Co., Inc. (Japan)	250,500	4,168,146

Northeast Utilities	63,405	2,200,154

NV Energy, Inc.	244,125	3,642,345

Pepco Holdings, Inc.	65,700	1,279,836

Pinnacle West Capital Corp.	61,724	2,730,670

Power Assets Holdings, Ltd. (Hong Kong)	271,000	2,107,173

PPL Corp.	312,084	9,012,986

SSE PLC (United Kingdom)	340,540	7,188,659

Terna SPA (Italy)	561,319	2,036,990

		94,624,478
Gas utilities (7.8%)
Questar Corp.	109,900	2,059,526

Snam Rete Gas SpA (Italy)	1,331,460	6,432,209

Tokyo Gas Co., Ltd. (Japan)	1,572,000	7,220,536

UGI Corp.	83,700	2,490,912

		18,203,183
Independent power producers and energy traders (12.1%)
AES Corp. (The) †	714,448	7,758,905

Calpine Corp. † S	323,700	4,768,101

China Resources Power Holdings Co., Ltd. (China)	934,000	1,583,753

Electric Power Development Co. (Japan)	261,700	7,350,520

International Power PLC (United Kingdom)	1,265,778	6,987,880

		28,449,159
Multi-utilities (32.1%)
AGL Energy, Ltd. (Australia)	196,661	3,263,695

Alliant Energy Corp.	70,234	2,849,393

Ameren Corp.	416,759	12,611,127

Centrica PLC (United Kingdom)	1,984,854	9,642,565

CMS Energy Corp.	257,890	5,080,433

Dominion Resources, Inc.	23,300	1,135,642

GDF Suez (France)	324,493	10,241,710

National Grid PLC (United Kingdom)	734,918	7,427,233

OGE Energy Corp.	52,900	2,647,645

PG&E Corp.	272,656	11,546,982

COMMON STOCKS (97.3%)* cont.	Shares	Value

Multi-utilities cont.
Sempra Energy	114,843	$6,031,554

Wisconsin Energy Corp.	92,056	2,912,652

		75,390,631
Oil, gas, and consumable fuels (1.7%)
EQT Corp.	68,300	4,085,706

		4,085,706
Water utilities (3.4%)
American Water Works Co., Inc.	151,768	4,519,651

Severn Trent PLC (United Kingdom)	73,377	1,750,307

United Utilities Group PLC (United Kingdom)	175,809	1,712,839

		7,982,797
Total common stocks (cost $208,999,745)		$228,735,954

CONVERTIBLE PREFERRED STOCKS (1.8%)*	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	20,446	$1,244,548

PPL Corp. $4.75 cv. pfd.	52,239	2,995,384

Total convertible preferred stocks (cost $3,984,314)		$4,239,932

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 1 3/8s,
July 15, 2018 [i]	$109,917	$123,511

Total U.S. treasury Obligations (cost $123,511)		$123,511

SHORT-TERM INVESTMENTS (2.5%)*	Principal amount/shares	Value

U.S. Treasury Bills for effective yields from 0.09% to 0.15%,
November 17, 2011 ##	$510,000	$509,881

U.S. Treasury Bills for effective yields from 0.19% to 0.20%,
October 20, 2011	270,000	269,911

Putnam Cash Collateral Pool, LLC 0.17% [d]	3,625,000	3,625,000

Putnam Money Market Liquidity Fund 0.05% [e]	1,554,927	1,554,927

SSgA Prime Money Market Fund 0.04% [i] P	20,000	20,000

Total short-term investments (cost $5,979,719)		$5,979,719

TOTAL INVESTMENTS

Total investments (cost $219,087,289)		$239,079,116

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $235,157,571.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $310,193 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	51.7%	Finland	2.9%

United Kingdom	14.8	Spain	1.4

Japan	8.4	Australia	1.4

France	6.7	Hong Kong	1.4

Germany	5.8	China	0.7

Italy	4.8	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $89,036,538)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	9/21/11	$897,878	$916,812	$18,934

	British Pound	Sell	9/21/11	2,550,103	2,555,575	5,472

	Euro	Buy	9/21/11	3,568,676	3,526,511	42,165

Barclays Bank PLC

	British Pound	Buy	9/21/11	55,211	55,347	(136)

	Euro	Buy	9/21/11	6,576,503	6,507,607	68,896

	Hong Kong Dollar	Buy	9/21/11	827,353	827,292	61

	Japanese Yen	Sell	9/21/11	2,863,869	2,845,891	(17,978)

Citibank, N.A.

	British Pound	Sell	9/21/11	4,384,249	4,394,222	9,973

	Euro	Sell	9/21/11	1,338,505	1,321,843	(16,662)

	Hong Kong Dollar	Buy	9/21/11	514,798	516,583	(1,785)

Credit Suisse AG

	British Pound	Buy	9/21/11	4,594,863	4,604,806	(9,943)

	Euro	Buy	9/21/11	6,168,194	6,093,170	75,024

	Japanese Yen	Sell	9/21/11	2,305,941	2,288,510	(17,431)

Deutsche Bank AG

	Euro	Sell	9/21/11	2,083,956	2,058,290	(25,666)

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $89,036,538) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Sell	9/21/11	$1,534,604	$1,566,705	$32,101

	British Pound	Buy	9/21/11	808,680	810,585	(1,905)

	Euro	Buy	9/21/11	1,313,058	1,296,594	16,464

	Japanese Yen	Buy	9/21/11	5,044,487	5,008,725	35,762

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	818,007	835,502	(17,495)

	British Pound	Buy	9/21/11	1,125,170	1,128,138	(2,968)

	Euro	Sell	9/21/11	2,295,730	2,267,855	(27,875)

	Hong Kong Dollar	Buy	9/21/11	3,470,431	3,466,250	4,181

JPMorgan Chase Bank, N.A.

	British Pound	Sell	9/21/11	79,082	79,257	175

	Canadian Dollar	Buy	9/21/11	3,945,468	4,036,445	(90,977)

	Euro	Sell	9/21/11	1,597,724	1,581,265	(16,459)

	Hong Kong Dollar	Buy	9/21/11	907,554	906,229	1,325

	Japanese Yen	Sell	9/21/11	416,577	413,680	(2,897)

Royal Bank of Scotland PLC (The)

	British Pound	Sell	9/21/11	9,646,679	9,677,052	30,373

	Euro	Sell	9/21/11	67,716	75,509	7,793

	Japanese Yen	Buy	9/21/11	218,486	217,017	1,469

State Street Bank and Trust Co.

	Australian Dollar	Sell	9/21/11	701,880	716,646	14,766

	Euro	Sell	9/21/11	5,942,905	5,870,043	(72,862)

UBS AG

	Australian Dollar	Buy	9/21/11	987,666	1,008,484	(20,818)

	British Pound	Buy	9/21/11	613,818	615,255	(1,437)

	Euro	Buy	9/21/11	3,462,717	3,420,455	42,262

Westpac Banking Corp.

	British Pound	Buy	9/21/11	1,600,797	1,604,281	(3,484)

	Euro	Buy	9/21/11	1,053,695	1,040,846	12,849

	Japanese Yen	Buy	9/21/11	2,897,533	2,881,261	16,272

Total						$87,539

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$4,085,706	$—	$—

Utilities	111,072,984	113,577,264	—

Total common stocks	115,158,690	113,577,264	—

Convertible preferred stocks	—	4,239,932	—

U.S. Treasury Obligations	—	123,511	—

Short-term investments	1,574,927	4,404,792	—

Totals by level	$116,733,617	$122,345,499	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$87,539	$—

Totals by level	$—	$87,539	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $3,682,500 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $213,907,362)	$233,899,189
Affiliated issuers (identified cost $5,179,927) (Notes 1 and 6)	5,179,927

Cash	59,208

Dividends, interest and other receivables	805,305

Receivable for shares of the fund sold	137,903

Unrealized appreciation on forward currency contracts (Note 1)	436,317

Total assets	240,517,849

LIABILITIES

Payable for investments purchased	466,845

Payable for shares of the fund repurchased	216,529

Payable for compensation of Manager (Note 2)	123,328

Payable for investor servicing fees (Note 2)	64,464

Payable for custodian fees (Note 2)	15,285

Payable for Trustee compensation and expenses (Note 2)	155,997

Payable for administrative services (Note 2)	973

Payable for distribution fees (Note 2)	104,361

Unrealized depreciation on forward currency contracts (Note 1)	348,778

Collateral on securities loaned, at value (Note 1)	3,625,000

Collateral on certain derivative contracts, at value (Note 1)	143,511

Other accrued expenses	95,207

Total liabilities	5,360,278

Net assets	$235,157,571

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$247,705,147

Undistributed net investment income (Note 1)	3,467,187

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(36,092,204)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,077,441

Total — Representing net assets applicable to capital shares outstanding	$235,157,571

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($219,844,030 divided by 21,336,202 shares)	$10.30

Offering price per class A share (100/94.25 of $10.30)*	$10.93

Net asset value and offering price per class B share ($5,888,973 divided by 573,855 shares)**	$10.26

Net asset value and offering price per class C share ($3,698,068 divided by 361,584 shares)**	$10.23

Net asset value and redemption price per class M share ($1,439,889 divided by 139,965 shares)	$10.29

Offering price per class M share (100/96.50 of $10.29)*	$10.66

Net asset value, offering price and redemption price per class R share
($1,204,849 divided by 117,314 shares)	$10.27

Net asset value, offering price and redemption price per class Y share
($3,081,762 divided by 299,077 shares)	$10.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $636,771)	$11,996,057

Interest (including interest income of $2,798 from investments in affiliated issuers) (Note 6)	6,722

Securities lending (Note 1)	295,938

Total investment income	12,298,717

EXPENSES

Compensation of Manager (Note 2)	1,709,307

Investor servicing fees (Note 2)	884,465

Custodian fees (Note 2)	29,099

Trustee compensation and expenses (Note 2)	23,860

Administrative services (Note 2)	9,425

Distribution fees — Class A (Note 2)	634,249

Distribution fees — Class B (Note 2)	72,417

Distribution fees — Class C (Note 2)	37,533

Distribution fees — Class M (Note 2)	11,994

Distribution fees — Class R (Note 2)	6,069

Other	136,597

Total expenses	3,555,015

Expense reduction (Note 2)	(24,950)

Net expenses	3,530,065

Net investment income	8,768,652

Net realized gain on investments (Notes 1 and 3)	8,165,790

Net realized gain on foreign currency transactions (Note 1)	106,826

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,156,321

Net unrealized depreciation of investments during the year	(16,225,627)

Net loss on investments	(6,796,690)

Net increase in net assets resulting from operations	$1,971,962

The accompanying notes are an integral part of these financial statements.

30

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$8,768,652	$7,885,933

Net realized gain (loss) on investments
and foreign currency transactions	8,272,616	(5,407,446)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(15,069,306)	(3,348,417)

Net increase (decrease) in net assets resulting from operations	1,971,962	(869,930)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,939,171)	(10,556,537)

Class B	(171,535)	(329,268)

Class C	(88,366)	(113,719)

Class M	(41,988)	(58,250)

Class R	(34,534)	(42,041)

Class Y	(107,601)	(132,484)

Increase in capital from settlement payments (Note 7)	141,132	—

Redemption fees (Note 1)	1,224	3,001

Decrease from capital share transactions (Note 4)	(42,149,042)	(38,635,102)

Total decrease in net assets	(48,417,919)	(50,734,330)

NET ASSETS

Beginning of year	283,575,490	334,309,820

End of year (including undistributed net investment
income of $3,467,187 and $2,833,773, respectively)	$235,157,571	$283,575,490

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2011	$10.63	.36	(.36)	— [e]	(.34)	(.34)	—	.01 [g]	$10.30	(.04)	$219,844	1.28	3.27	42
August 31, 2010	11.04	.28	(.29)	(.01)	(.40)	(.40)	—	—	10.63	(.15)	265,549	1.36 [d]	2.63 [d]	44
August 31, 2009 ‡	10.69	.29	.33	.62	(.27)	(.27)	—	—	11.04	6.07 *	309,088	1.02 *[d]	2.95 *[d]	77 *
October 31, 2008	16.27	.32	(5.63)	(5.31)	(.27)	(.27)	—	—	10.69	(33.07)	358,048	1.18 [d]	2.21 [d]	28
October 31, 2007	12.82	.22	3.43	3.65	(.20)	(.20)	—	—	16.27	28.64	595,786	1.18 [d]	1.51 [d]	42
October 31, 2006	10.97	.22 [f]	1.86	2.08	(.23)	(.23)	—	—	12.82	19.22	519,557	1.22 [d,f]	1.88 [d,f]	65

Class B
August 31, 2011	$10.58	.27	(.35)	(.08)	(.25)	(.25)	—	.01 [g]	$10.26	(.75)	$5,889	2.03	2.50	42
August 31, 2010	10.99	.19	(.29)	(.10)	(.31)	(.31)	—	—	10.58	(.96)	8,496	2.11 [d]	1.81 [d]	44
August 31, 2009 ‡	10.64	.23	.33	.56	(.21)	(.21)	—	—	10.99	5.44 *	14,064	1.64 *[d]	2.30 *[d]	77 *
October 31, 2008	16.19	.21	(5.61)	(5.40)	(.15)	(.15)	—	—	10.64	(33.61)	23,825	1.93 [d]	1.45 [d]	28
October 31, 2007	12.75	.11	3.41	3.52	(.08)	(.08)	—	—	16.19	27.71	51,537	1.93 [d]	.79 [d]	42
October 31, 2006	10.91	.13 [f]	1.85	1.98	(.14)	(.14)	—	—	12.75	18.31	62,195	1.97 [d,f]	1.18 [d,f]	65

Class C
August 31, 2011	$10.55	.28	(.35)	(.07)	(.26)	(.26)	—	.01 [g]	$10.23	(.70)	$3,698	2.03	2.54	42
August 31, 2010	10.96	.20	(.29)	(.09)	(.32)	(.32)	—	—	10.55	(.90)	3,638	2.11 [d]	1.85 [d]	44
August 31, 2009 ‡	10.62	.23	.32	.55	(.21)	(.21)	—	—	10.96	5.39 *	4,043	1.64 *[d]	2.34 *[d]	77 *
October 31, 2008	16.17	.22	(5.61)	(5.39)	(.16)	(.16)	—	—	10.62	(33.61)	4,473	1.93 [d]	1.50 [d]	28
October 31, 2007	12.74	.11	3.41	3.52	(.09)	(.09)	—	—	16.17	27.74	6,247	1.93 [d]	.74 [d]	42
October 31, 2006	10.91	.13 [f]	1.84	1.97	(.14)	(.14)	—	—	12.74	18.24	4,699	1.97 [d,f]	1.15 [d,f]	65

Class M
August 31, 2011	$10.61	.30	(.35)	(.05)	(.28)	(.28)	—	.01 [g]	$10.29	(.45)	$1,440	1.78	2.78	42
August 31, 2010	11.02	.23	(.30)	(.07)	(.34)	(.34)	—	—	10.61	(.66)	1,642	1.86 [d]	2.12 [d]	44
August 31, 2009 ‡	10.67	.25	.33	.58	(.23)	(.23)	—	—	11.02	5.66 *	2,005	1.43 *[d]	2.53 *[d]	77 *
October 31, 2008	16.25	.25	(5.64)	(5.39)	(.19)	(.19)	—	—	10.67	(33.47)	2,368	1.68 [d]	1.69 [d]	28
October 31, 2007	12.80	.15	3.42	3.57	(.12)	(.12)	—	—	16.25	28.05	3,946	1.68 [d]	1.01 [d]	42
October 31, 2006	10.95	.16 [f]	1.86	2.02	(.17)	(.17)	—	—	12.80	18.64	3,438	1.72 [d,f]	1.42 [d,f]	65

Class R
August 31, 2011	$10.60	.33	(.36)	(.03)	(.31)	(.31)	—	.01 [g]	$10.27	(.28)	$1,205	1.53	3.05	42
August 31, 2010	11.01	.25	(.29)	(.04)	(.37)	(.37)	—	—	10.60	(.40)	1,095	1.61 [d]	2.37 [d]	44
August 31, 2009 ‡	10.66	.28	.32	.60	(.25)	(.25)	—	—	11.01	5.89 *	1,207	1.22 *[d]	2.78*[d]	77 *
October 31, 2008	16.24	.28	(5.63)	(5.35)	(.23)	(.23)	—	—	10.66	(33.28)	1,046	1.43 [d]	1.95 [d]	28
October 31, 2007	12.80	.17	3.44	3.61	(.17)	(.17)	—	—	16.24	28.35	702	1.43 [d]	1.16 [d]	42
October 31, 2006	10.96	.18 [f]	1.86	2.04	(.20)	(.20)	—	—	12.80	18.88	309	1.47 [d,f]	1.59 [d,f]	65

Class Y
August 31, 2011	$10.63	.39	(.36)	.03	(.37)	(.37)	—	.01 [g]	$10.30	.22	$3,082	1.03	3.53	42
August 31, 2010	11.04	.31	(.29)	.02	(.43)	(.43)	—	—	10.63	.10	3,155	1.11 [d]	2.84 [d]	44
August 31, 2009 ‡	10.69	.32	.32	.64	(.29)	(.29)	—	—	11.04	6.27 *	3,902	.81 *[d]	3.18 *[d]	77 *
October 31, 2008	16.28	.36	(5.65)	(5.29)	(.30)	(.30)	—	—	10.69	(32.94)	3,570	.93 [d]	2.47 [d]	28
October 31, 2007	12.82	.25	3.44	3.69	(.23)	(.23)	—	—	16.28	29.03	5,526	.93 [d]	1.75 [d]	42
October 31, 2006	10.97	.24 [f]	1.86	2.10	(.25)	(.25)	—	—	12.82	19.51	3,723	.97 [d,f]	2.14 [d,f]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

‡ For the ten months ended August 31, 2009. The fund changed its fiscal year end from October 31 to August 31.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.02%

August 31, 2009	0.22

October 31, 2008	0.01

October 31, 2007	<0.01

October 31, 2006	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam Global Utilities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks capital growth and current income mainly through investments in common stocks (growth or value stocks or both) of large and midsize companies in the utilities industries worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC believes have favorable investment potential. The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $76,800,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $308,263 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $245,226 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $150,000.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $3,682,500 and the fund received cash collateral of $3,625,000.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2011, the fund had a capital loss carryover of $35,401,477 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $247,957 to increase undistributed net investment income and $4,329,775 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $4,081,818.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$38,950,220
Unrealized depreciation	(19,649,120)

Net unrealized appreciation	19,301,100
Undistributed ordinary income	3,550,944
Capital loss carryforward	(35,401,477)
Cost for federal income tax purposes	$219,778,016

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,198 under the expense offset arrangements and by $23,752 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,252 and $76 from the sale of class A and class M shares, respectively, and received $4,966 and $99 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $127 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $113,469,924 and $149,797,822, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	877,050	$9,549,925	1,707,566	$18,351,014

Shares issued in connection with
reinvestment of distributions	638,748	6,934,472	856,593	9,353,213

	1,515,798	16,484,397	2,564,159	27,704,227

Shares repurchased	(5,156,694)	(56,319,524)	(5,582,925)	(59,952,470)

Net decrease	(3,640,896)	$(39,835,127)	(3,018,766)	$(32,248,243)

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	90,955	$968,163	111,686	$1,202,952

Shares issued in connection with
reinvestment of distributions	13,519	146,573	26,290	288,035

	104,474	1,114,736	137,976	1,490,987

Shares repurchased	(333,405)	(3,643,073)	(615,217)	(6,626,004)

Net decrease	(228,931)	$(2,528,337)	(477,241)	$(5,135,017)

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	81,358	$865,981	61,661	$662,634

Shares issued in connection with
reinvestment of distributions	6,814	73,523	8,306	90,337

	88,172	939,504	69,967	752,971

Shares repurchased	(71,324)	(774,792)	(94,019)	(1,013,503)

Net increase (decrease)	16,848	$164,712	(24,052)	$(260,532)

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	8,216	$91,474	7,424	$81,287

Shares issued in connection with
reinvestment of distributions	3,629	39,379	4,965	54,303

	11,845	130,853	12,389	135,590

Shares repurchased	(26,547)	(290,924)	(39,655)	(422,431)

Net decrease	(14,702)	$(160,071)	(27,266)	$(286,841)

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	35,032	$383,092	35,189	$377,693

Shares issued in connection with
reinvestment of distributions	2,994	32,390	3,492	38,114

	38,026	415,482	38,681	415,807

Shares repurchased	(24,074)	(262,560)	(44,987)	(485,228)

Net increase (decrease)	13,952	$152,922	(6,306)	$(69,421)

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	81,234	$883,868	41,434	$440,145

Shares issued in connection with
reinvestment of distributions	9,397	101,904	11,426	124,818

	90,631	985,772	52,860	564,963

Shares repurchased	(88,289)	(928,913)	(109,505)	(1,200,011)

Net increase (decrease)	2,342	$56,859	(56,645)	$(635,048)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$436,317	Payables	$348,778

Total		$436,317		$348,778

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$108,496	$108,496

Total	$108,496	$108,496

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,156,689	$1,156,689

Total	$1,156,689	$1,156,689

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,798 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $74,615,157 and $75,426,248, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $137,714 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $3,418 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 47.16% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 91.54%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,436 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
State tax-free income funds:	market conditions change.
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio
Putnam RetirementReady Funds — portfolios
Absolute Return	with automatically adjusting allocations to
Absolute Return 100 Fund	stocks, bonds, and money market instruments,
Absolute Return 300 Fund	becoming more conservative over time.
Absolute Return 500 Fund
Absolute Return 700 Fund	RetirementReady 2055 Fund
RetirementReady 2050 Fund
Global Sector	RetirementReady 2045 Fund
Global Consumer Fund	RetirementReady 2040 Fund
Global Energy Fund	RetirementReady 2035 Fund
Global Financials Fund	RetirementReady 2030 Fund
Global Health Care Fund	RetirementReady 2025 Fund
Global Industrials Fund	RetirementReady 2020 Fund
Global Natural Resources Fund	RetirementReady 2015 Fund
Global Sector Fund
Global Technology Fund	Putnam Retirement Income Lifestyle
Global Telecommunications Fund	Funds — portfolios with managed
Global Utilities Fund	allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN026
269881 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$63,097	$--	$8,665	$ —
August 31, 2010	$56,908	$--	$5,658	$417*

*	Includes fees of $417 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $141,047 and $365,728 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$112,505	$ —	$ —

August 31, 2010	$ —	$203,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Utilities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011